UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2014

MFS® GLOBAL GROWTH FUND

WGF-ANN

MFS® GLOBAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.5%
Accenture PLC, “A”	2.4%
Schlumberger Ltd.	2.1%
Visa, Inc., “A”	2.1%
Danone S.A.	2.1%
Compass Group PLC	2.1%
Colgate-Palmolive Co.	2.1%
Pernod Ricard S.A.	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%

Equity sectors
Consumer Staples	17.9%
Industrial Goods & Services	11.9%
Retailing	11.7%
Financial Services	10.6%
Technology	10.3%
Health Care	10.0%
Leisure	8.6%
Special Products & Services	8.4%
Basic Materials	5.3%
Energy	3.2%
Autos & Housing	1.3%
Transportation	0.4%

Issuer country weightings (x)
United States	54.6%
United Kingdom	12.5%
France	9.9%
Switzerland	5.4%
Germany	3.6%
Brazil	2.9%
Taiwan	1.9%
Denmark	1.7%
India	1.2%
Other Countries	6.3%

Currency exposure weightings (y)
United States Dollar	55.7%
Euro	14.2%
British Pound Sterling	12.5%
Swiss Franc	5.4%
Brazilian Real	2.9%
Taiwan Dollar	1.9%
Danish Krone	1.7%
Hong Kong Dollar	1.7%
Indian Rupee	1.2%
Other Currencies	2.8%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2014, Class A shares of the MFS Global Growth Fund (“fund”) provided a total return of 5.21%, at net asset value. This compares with a return of 9.09% for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection and an overweight position in the consumer staples sector held back returns relative to the MSCI All Country World Growth Index. Overweight positions in international food producer Danone (France) and wine and alcoholic beverage producer Pernod Ricard (France) hindered relative performance. Shares of Danone fell as investors appeared to have had concerns relating to allegations of bribery at its infant-nutrition division in China and contamination fears related to a Fonterra ingredient used in the company’s baby formula.

Stock selection and underweight positions in the health care and technology sectors further weighed on relative performance. Within the health care sector, not holding biotech firm Gilead Sciences hurt relative returns as the stock outpaced the benchmark during the reporting period. Within the technology sector, an underweight position in

4

Management Review – continued

strong-performing computer and personal electronics maker Apple held back relative performance. Shares of Apple rose on strong revenue fueled by sales of the iPhone and Mac products. Additionally, the much-anticipated release of the iPhone 6 and iPhone 6 Plus models aided the stock’s performance.

In other sectors, an overweight position in banking group Standard Chartered (United Kingdom), luxury goods company LVMH (France), global information services company Experian (Ireland), power solutions provider Rolls-Royce Holdings (United Kingdom), food distribution and consumer products manufacturing company Jeronimo Martins (Portugal) and apparel manufacturer Cia Hering (h) (Brazil) dampened relative results. Shares of LVMH declined after the company reported earnings below expectations, driven primarily by the continued slowing of Asian markets within the key Fashion & Leather Goods division, as Chinese spending slowed down both at home and abroad. Organic sales in Japan also declined after a 3% hike in Japan’s value-added tax. Unfavorable foreign exchange rates also hurt the company’s profits.

Contributors to Performance

The combination of favorable stock selection and the fund’s underweight position in the energy sector was a primary factor that benefited relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, overweight positions in drugstore retailer CVS, sensors and controls company Sensata Technologies, banking firm HDFC Bank (India), eye and skin care products company Allergan (h), Taiwan-based semiconductor company Taiwan Semiconductor, global payment technology company Visa, animal health products manufacturer Zoetis and life sciences supply company Thermo Fisher Scientific aided relative results. Shares of Allergan soared after rumors of a potential acquisition by Canada-based pharmaceutical company Valeant Pharmaceuticals and hedge fund management company Pershing Square. Valeant subsequently provided an overview of its own businesses with details highlighting the organic performance of their respective businesses while revising its bid further to increase odds of a deal. Not owning internet retailer Amazon.com and car maker Toyota Motor (Japan) further supported relative returns as both stocks lagged the benchmark during the reporting period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of

5

Management Review – continued

MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	5.21%	10.47%	7.52%	N/A
B	11/18/93	4.44%	9.65%	6.71%	N/A
C	1/03/94	4.42%	9.65%	6.72%	N/A
I	1/02/97	5.47%	10.75%	7.78%	N/A
R1	4/01/05	4.39%	9.64%	N/A	6.20%
R2	10/31/03	4.94%	10.20%	7.15%	N/A
R3	4/01/05	5.21%	10.47%	N/A	6.99%
R4	4/01/05	5.47%	10.75%	N/A	7.27%
R5	3/01/13	5.52%	N/A	N/A	10.76%
Comparative benchmark
MSCI All Country World Growth Index (f)		9.09%	11.91%	7.95%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(0.84)%	9.17%	6.88%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.44%	9.38%	6.71%	N/A
C With CDSC (1% for 12 months) (v)		3.42%	9.65%	6.72%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	1.43%	$1,000.00	$1,004.37	$7.22
	Hypothetical (h)	1.43%	$1,000.00	$1,018.00	$7.27
B	Actual	2.19%	$1,000.00	$1,000.64	$11.04
	Hypothetical (h)	2.19%	$1,000.00	$1,014.17	$11.12
C	Actual	2.18%	$1,000.00	$1,000.65	$10.99
	Hypothetical (h)	2.18%	$1,000.00	$1,014.22	$11.07
I	Actual	1.19%	$1,000.00	$1,005.72	$6.02
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R1	Actual	2.19%	$1,000.00	$1,000.33	$11.04
	Hypothetical (h)	2.19%	$1,000.00	$1,014.17	$11.12
R2	Actual	1.69%	$1,000.00	$1,002.99	$8.53
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
R3	Actual	1.44%	$1,000.00	$1,004.39	$7.28
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
R4	Actual	1.19%	$1,000.00	$1,005.54	$6.02
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R5	Actual	1.11%	$1,000.00	$1,006.00	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.6%
Issuer	Shares/Par	Value ($)
Aerospace - 3.4%
Precision Castparts Corp.	5,307	$1,171,260
Rolls-Royce Holdings PLC	193,448	2,608,737
United Technologies Corp.	37,862	4,051,234

		$7,831,231
Alcoholic Beverages - 5.0%
AmBev S.A., ADR	251,268	$1,678,470
Carlsberg Group	29,415	2,590,125
Diageo PLC	87,003	2,558,104
Pernod Ricard S.A.	40,298	4,586,864

		$11,413,563
Apparel Manufacturers - 6.7%
Burberry Group PLC	124,224	$3,042,421
Compagnie Financiere Richemont S.A.	14,257	1,199,505
Li & Fung Ltd.	1,410,400	1,727,406
LVMH Moet Hennessy Louis Vuitton S.A.	32,958	5,590,133
NIKE, Inc., “B”	18,612	1,730,358
VF Corp.	27,838	1,884,076

		$15,173,899
Automotive - 0.5%
Johnson Controls, Inc.	25,644	$1,211,679

Broadcasting - 6.3%
Discovery Communications, Inc., “A” (a)	60,849	$2,151,012
Publicis Groupe	16,473	1,140,946
Time Warner, Inc.	50,535	4,016,016
Twenty-First Century Fox, Inc.	78,522	2,707,439
Viacom, Inc., “B”	13,649	992,009
Walt Disney Co.	36,970	3,378,319

		$14,385,741
Brokerage & Asset Managers - 2.9%
BM&F Bovespa S.A.	324,849	$1,428,974
CME Group, Inc.	22,877	1,917,321
Franklin Resources, Inc.	57,326	3,187,899

		$6,534,194

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 8.4%
Accenture PLC, “A”	68,122	$5,526,057
Brenntag AG	34,490	1,668,336
Cognizant Technology Solutions Corp., “A” (a)	56,416	2,755,922
Compass Group PLC	292,700	4,710,416
Experian Group Ltd.	115,204	1,729,579
Intertek Group PLC	59,750	2,601,744

		$18,992,054
Chemicals - 1.1%
Monsanto Co.	21,954	$2,525,588

Computer Software - 2.1%
Dassault Systemes S.A.	28,380	$1,798,492
Oracle Corp.	74,013	2,890,208

		$4,688,700
Computer Software - Systems - 2.0%
Apple, Inc.	12,310	$1,329,480
EMC Corp.	112,300	3,226,379

		$4,555,859
Construction - 0.8%
Sherwin-Williams Co.	7,536	$1,729,964

Consumer Products - 5.2%
Colgate-Palmolive Co.	69,758	$4,665,415
L’Oreal S.A.	16,026	2,512,381
Procter & Gamble Co.	20,589	1,796,802
Reckitt Benckiser Group PLC	33,521	2,815,236

		$11,789,834
Electrical Equipment - 7.2%
Amphenol Corp., “A”	29,492	$1,491,705
Danaher Corp.	50,816	4,085,606
Legrand S.A.	19,693	1,059,685
Mettler-Toledo International, Inc. (a)	9,874	2,552,133
Schneider Electric S.A.	13,019	1,025,872
Sensata Technologies Holding B.V. (a)	54,646	2,667,271
W.W. Grainger, Inc.	13,903	3,431,260

		$16,313,532
Electronics - 3.1%
Microchip Technology, Inc.	35,943	$1,549,503
Samsung Electronics Co. Ltd.	1,095	1,268,511

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	194,120	$4,274,522

		$7,092,536
Energy - Independent - 0.6%
Occidental Petroleum Corp.	16,172	$1,438,176

Energy - Integrated - 0.5%
BG Group PLC	64,592	$1,074,609

Food & Beverages - 7.6%
Chr. Hansen Holding A.S.	32,567	$1,310,466
Danone S.A.	70,364	4,780,938
M. Dias Branco S.A. Industria e Comercio de Alimentos	38,148	1,483,491
Mead Johnson Nutrition Co., “A”	25,585	2,540,846
Nestle S.A.	58,250	4,262,121
PepsiCo, Inc.	9,142	879,186
Want Want China Holdings Ltd.	1,547,000	2,137,785

		$17,394,833
Food & Drug Stores - 2.4%
CVS Health Corp.	45,329	$3,889,681
Jeronimo Martins SGPS S.A.	57,946	506,780
Sundrug Co. Ltd.	23,300	1,146,001

		$5,542,462
General Merchandise - 1.2%
Dollarama, Inc.	16,322	$1,434,013
Lojas Renner S.A.	41,403	1,239,801

		$2,673,814
Internet - 3.1%
Google, Inc., “A” (a)	10,267	$5,830,321
Naver Corp.	1,835	1,289,316

		$7,119,637
Machinery & Tools - 1.3%
Colfax Corp. (a)	19,295	$1,049,262
Schindler Holding AG	13,910	1,943,048

		$2,992,310
Major Banks - 0.7%
Standard Chartered PLC	101,351	$1,523,385

Medical & Health Technology & Services - 1.4%
Express Scripts Holding Co. (a)	40,571	$3,116,664

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 5.4%
Abbott Laboratories	63,309	$2,759,639
DENTSPLY International, Inc.	63,699	3,233,998
Sonova Holding AG	10,442	1,625,746
Thermo Fisher Scientific, Inc.	21,977	2,583,836
Waters Corp. (a)	18,752	2,077,722

		$12,280,941
Metals & Mining - 1.0%
Rio Tinto PLC	47,487	$2,257,299

Oil Services - 2.1%
Schlumberger Ltd.	49,028	$4,837,102

Other Banks & Diversified Financials - 7.0%
Credicorp Ltd.	16,462	$2,650,382
HDFC Bank Ltd.	178,662	2,656,418
Itau Unibanco Holding S.A., ADR	58,233	859,519
Julius Baer Group Ltd.	51,904	2,270,041
MasterCard, Inc., “A”	19,287	1,615,286
Sberbank of Russia, ADR	147,205	1,117,286
Visa, Inc., “A”	19,919	4,809,044

		$15,977,976
Pharmaceuticals - 3.3%
Bayer AG	20,666	$2,938,082
Johnson & Johnson	10,877	1,172,323
Zoetis, Inc.	88,337	3,282,603

		$7,393,008
Printing & Publishing - 0.8%
Equifax, Inc.	22,831	$1,729,220

Railroad & Shipping - 0.4%
Kuehne + Nagel International AG	7,749	$1,008,340

Restaurants - 1.5%
McDonald’s Corp.	16,831	$1,577,570
Whitbread PLC	27,451	1,916,379

		$3,493,949
Specialty Chemicals - 3.2%
Croda International PLC	40,968	$1,504,063
Linde AG	12,860	2,371,397
Praxair, Inc.	16,749	2,110,207

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Symrise AG	22,451	$1,262,534

		$7,248,201
Specialty Stores - 1.4%
AutoZone, Inc. (a)	3,736	$2,067,951
Inditex S.A.	40,830	1,146,888

		$3,214,839
Total Common Stocks (Identified Cost, $175,350,964)		$226,555,139

Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC, (Identified Cost, $0) (a)	17,410,320	$27,851

Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,001,355	$1,001,355
Total Investments (Identified Cost, $176,352,319)		$227,584,345

Other Assets, Less Liabilities - (0.0)%		(83,285)
Net Assets - 100.0%		$227,501,060

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $175,350,964)	$226,582,990
Underlying affiliated funds, at cost and value	1,001,355
Total investments, at value (identified cost, $176,352,319)	$227,584,345
Receivables for
Fund shares sold	142,901
Interest and dividends	282,354
Total assets	$228,009,600
Liabilities
Payable for fund shares reacquired	$220,721
Payable to affiliates
Investment adviser	10,072
Shareholder servicing costs	169,869
Distribution and service fees	3,775
Payable for independent Trustees’ compensation	6,234
Accrued expenses and other liabilities	97,869
Total liabilities	$508,540
Net assets	$227,501,060
Net assets consist of
Paid-in capital	$166,769,765
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	51,225,614
Accumulated net realized gain (loss) on investments and foreign currency	8,888,654
Undistributed net investment income	617,027
Net assets	$227,501,060
Shares of beneficial interest outstanding	6,668,783

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$185,254,059	5,378,838	$34.44
Class B	6,902,888	221,403	31.18
Class C	13,430,932	435,245	30.86
Class I	13,174,240	374,486	35.18
Class R1	687,194	22,308	30.80
Class R2	3,049,990	90,905	33.55
Class R3	4,002,250	116,712	34.29
Class R4	880,884	25,516	34.52
Class R5	118,623	3,370	35.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.54 [100 / 94.25 x $34.44]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,288,570
Interest	38,456
Dividends from underlying affiliated funds	1,310
Foreign taxes withheld	(205,717)
Total investment income	$4,122,619
Expenses
Management fee	$2,077,907
Distribution and service fees	717,603
Shareholder servicing costs	338,467
Administrative services fee	40,308
Independent Trustees’ compensation	10,581
Custodian fee	71,888
Shareholder communications	25,755
Audit and tax fees	72,338
Legal fees	2,179
Miscellaneous	130,722
Total expenses	$3,487,748
Fees paid indirectly	(5)
Reduction of expenses by investment adviser and distributor	(24,707)
Net expenses	$3,463,036
Net investment income	$659,583
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$9,694,680
Foreign currency	(15,081)
Net realized gain (loss) on investments and foreign currency	$9,679,599
Change in unrealized appreciation (depreciation)
Investments	$1,254,718
Translation of assets and liabilities in foreign currencies	(8,653)
Net unrealized gain (loss) on investments and foreign currency translation	$1,246,065
Net realized and unrealized gain (loss) on investments and foreign currency	$10,925,664
Change in net assets from operations	$11,585,247

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2014	2013
Change in net assets
From operations
Net investment income	$659,583	$542,778
Net realized gain (loss) on investments and foreign currency	9,679,599	10,891,700
Net unrealized gain (loss) on investments and foreign currency translation	1,246,065	33,159,662
Change in net assets from operations	$11,585,247	$44,594,140
Distributions declared to shareholders
From net investment income	$(562,037)	$(460,035)
From net realized gain on investments	(7,102,037)	—
Total distributions declared to shareholders	$(7,664,074)	$(460,035)
Change in net assets from fund share transactions	$(5,061,144)	$(9,426,579)
Total change in net assets	$(1,139,971)	$34,707,526
Net assets
At beginning of period	228,641,031	193,933,505
At end of period (including undistributed net investment income of $617,027 and $534,562, respectively)	$227,501,060	$228,641,031

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.89	$27.45	$25.50	$24.88	$21.93
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.10	$0.09	$0.11	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.57	6.41	1.93	0.57	2.96
Total from investment operations	$1.69	$6.51	$2.02	$0.68	$3.04
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$(0.07)	$(0.06)	$(0.09)
From net realized gain on investments	(1.05)	—	—	—	—
Total distributions declared to shareholders	$(1.14)	$(0.07)	$(0.07)	$(0.06)	$(0.09)
Net asset value, end of period (x)	$34.44	$33.89	$27.45	$25.50	$24.88
Total return (%) (r)(s)(t)(x)	5.21	23.77	7.98	2.73	13.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.49	1.53	1.53	1.55
Expenses after expense reductions (f)	1.44	1.49	1.53	1.53	1.55
Net investment income	0.35	0.33	0.33	0.42	0.34
Portfolio turnover	27	31	37	39	63
Net assets at end of period (000 omitted)	$185,254	$186,818	$159,905	$164,474	$183,544

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$30.92	$25.18	$23.49	$23.03	$20.37
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.12)	$(0.10)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.44	5.86	1.79	0.54	2.75
Total from investment operations	$1.31	$5.74	$1.69	$0.46	$2.66
Less distributions declared to shareholders
From net realized gain on investments	$(1.05)	$—	$—	$—	$—
Net asset value, end of period (x)	$31.18	$30.92	$25.18	$23.49	$23.03
Total return (%) (r)(s)(t)(x)	4.44	22.80	7.19	2.00	13.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.24	2.28	2.28	2.30
Expenses after expense reductions (f)	2.19	2.24	2.28	2.28	2.30
Net investment loss	(0.41)	(0.42)	(0.43)	(0.35)	(0.43)
Portfolio turnover	27	31	37	39	63
Net assets at end of period (000 omitted)	$6,903	$8,165	$7,966	$9,854	$13,563

Class C	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$30.62	$24.93	$23.25	$22.81	$20.17
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.12)	$(0.10)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.42	5.81	1.78	0.51	2.73
Total from investment operations	$1.29	$5.69	$1.68	$0.44	$2.64
Less distributions declared to shareholders
From net realized gain on investments	$(1.05)	$—	$—	$—	$—
Net asset value, end of period (x)	$30.86	$30.62	$24.93	$23.25	$22.81
Total return (%) (r)(s)(t)(x)	4.42	22.82	7.23	1.93	13.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.24	2.28	2.28	2.30
Expenses after expense reductions (f)	2.19	2.24	2.28	2.28	2.30
Net investment loss	(0.41)	(0.43)	(0.42)	(0.31)	(0.41)
Portfolio turnover	27	31	37	39	63
Net assets at end of period (000 omitted)	$13,431	$13,433	$11,304	$11,327	$14,485

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.59	$28.02	$26.03	$25.39	$22.37
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.18	$0.16	$0.18	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.61	6.53	1.97	0.58	3.02
Total from investment operations	$1.81	$6.71	$2.13	$0.76	$3.16
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.14)	$(0.12)	$(0.14)
From net realized gain on investments	(1.05)	—	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.14)	$(0.14)	$(0.12)	$(0.14)
Net asset value, end of period (x)	$35.18	$34.59	$28.02	$26.03	$25.39
Total return (%) (r)(s)(x)	5.47	24.05	8.29	2.99	14.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.24	1.28	1.28	1.30
Expenses after expense reductions (f)	1.20	1.24	1.28	1.28	1.30
Net investment income	0.59	0.56	0.58	0.67	0.60
Portfolio turnover	27	31	37	39	63
Net assets at end of period (000 omitted)	$13,174	$11,511	$7,513	$6,731	$6,788

Class R1	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$30.57	$24.88	$23.22	$22.77	$20.14
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.12)	$(0.09)	$(0.08)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.42	5.81	1.75	0.53	2.71
Total from investment operations	$1.28	$5.69	$1.66	$0.45	$2.63
Less distributions declared to shareholders
From net realized gain on investments	$(1.05)	$—	$—	$—	$—
Net asset value, end of period (x)	$30.80	$30.57	$24.88	$23.22	$22.77
Total return (%) (r)(s)(x)	4.39	22.87	7.15	1.98	13.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.24	2.28	2.28	2.30
Expenses after expense reductions (f)	2.20	2.24	2.28	2.28	2.30
Net investment loss	(0.44)	(0.42)	(0.39)	(0.33)	(0.38)
Portfolio turnover	27	31	37	39	63
Net assets at end of period (000 omitted)	$687	$867	$763	$775	$791

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$33.04		$26.76	$24.84	$24.25		$21.37
Income (loss) from investment operations
Net investment income (d)	$0.03		$0.03	$0.02	$0.04		$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.53		6.25	1.90	0.55		2.90
Total from investment operations	$1.56		$6.28	$1.92	$0.59		$2.92
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$(0.00	)(w)	$(0.04)
From net realized gain on investments	(1.05)		—	—	—		—
Total distributions declared to shareholders	$(1.05)		$—	$—	$(0.00	)(w)	$(0.04)
Net asset value, end of period (x)	$33.55		$33.04	$26.76	$24.84		$24.25
Total return (%) (r)(s)(x)	4.94		23.47	7.73	2.45		13.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.74	1.78	1.78		1.80
Expenses after expense reductions (f)	1.70		1.74	1.78	1.78		1.80
Net investment income	0.10		0.08	0.09	0.14		0.10
Portfolio turnover	27		31	37	39		63
Net assets at end of period (000 omitted)	$3,050		$3,372	$3,250	$4,586		$5,250

Class R3	Years ended 10/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$33.75		$27.35	$25.41	$24.80		$21.86
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.10	$0.09	$0.11		$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.56		6.38	1.93	0.56		2.96
Total from investment operations	$1.68		$6.48	$2.02	$0.67		$3.04
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.08)	$(0.08)	$(0.06)		$(0.10)
From net realized gain on investments	(1.05)		—	—	—		—
Total distributions declared to shareholders	$(1.14)		$(0.08)	$(0.08)	$(0.06)		$(0.10)
Net asset value, end of period (x)	$34.29		$33.75	$27.35	$25.41		$24.80
Total return (%) (r)(s)(x)	5.21		23.74	8.00	2.72		13.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45		1.49	1.53	1.53		1.55
Expenses after expense reductions (f)	1.44		1.49	1.53	1.53		1.55
Net investment income	0.34		0.32	0.32	0.42		0.34
Portfolio turnover	27		31	37	39		63
Net assets at end of period (000 omitted)	$4,002		$3,419	$2,942	$2,693		$2,528

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.97	$27.52	$25.57	$24.95	$21.98
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.12	$0.14	$0.17	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.56	6.47	1.95	0.57	2.97
Total from investment operations	$1.77	$6.59	$2.09	$0.74	$3.11
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.14)	$(0.12)	$(0.14)
From net realized gain on investments	(1.05)	—	—	—	—
Total distributions declared to shareholders	$(1.22)	$(0.14)	$(0.14)	$(0.12)	$(0.14)
Net asset value, end of period (x)	$34.52	$33.97	$27.52	$25.57	$24.95
Total return (%) (r)(s)(x)	5.47	24.05	8.28	2.96	14.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.25	1.28	1.28	1.30
Expenses after expense reductions (f)	1.19	1.25	1.28	1.28	1.30
Net investment income	0.62	0.39	0.51	0.67	0.60
Portfolio turnover	27	31	37	39	63
Net assets at end of period (000 omitted)	$881	$942	$292	$175	$171

Class R5	Year ended 10/31/14	Period ended 10/31/13 (i)
Net asset value, beginning of period	$34.61	$30.79
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	3.67	(g)
Total from investment operations	$1.83	$3.82
Less distributions declared to shareholders
From net investment income	$(0.19)	$—
From net realized gain on investments	(1.05)	—
Total distributions declared to shareholders	$(1.24)	$—
Net asset value, end of period (x)	$35.20	$34.61
Total return (%) (r)(s)(x)	5.52	12.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.15	(a)
Expenses after expense reductions (f)	1.12	1.15	(a)
Net investment income	0.66	0.68	(a)
Portfolio turnover	27	31
Net assets at end of period (000 omitted)	$119	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, March 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to

27

Notes to Financial Statements – continued

which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

28

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$123,222,552	$—	$—	$123,222,552
United Kingdom	28,341,972	27,851	—	28,369,823
France	22,495,311	—	—	22,495,311
Switzerland	12,308,801	—	—	12,308,801
Germany	8,240,349	—	—	8,240,349
Brazil	6,690,255	—	—	6,690,255
Taiwan	4,274,522	—	—	4,274,522
Denmark	3,900,591	—	—	3,900,591
India	—	2,656,418	—	2,656,418
Other Countries	6,855,349	7,569,019	—	14,424,368
Mutual Funds	1,001,355	—	—	1,001,355
Total Investments	$217,331,057	$10,253,288	$—	$227,584,345

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $8,087,652 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for

29

Notes to Financial Statements – continued

foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

30

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/14	10/31/13
Ordinary income (including any short-term capital gains)	$562,037	$460,035
Long-term capital gains	7,102,037	—
Total distributions	$7,664,074	$460,035

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$176,503,130
Gross appreciation	56,016,160
Gross depreciation	(4,934,945)
Net unrealized appreciation (depreciation)	$51,081,215
Undistributed ordinary income	1,401,102
Undistributed long-term capital gain	8,261,610
Other temporary differences	(12,632)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/14	Year ended 10/31/13	Year ended 10/31/14	Year ended 10/31/13
Class A	$492,259	$410,782	$5,737,527	$—
Class B	—	—	277,896	—
Class C	—	—	468,777	—
Class I	55,502	39,439	347,503	—
Class R1	—	—	26,494	—
Class R2	467	—	108,477	—
Class R3	9,435	8,165	109,007	—
Class R4	3,770	1,649	22,941	—
Class R5	604	—	3,415	—
Total	$562,037	$460,035	$7,102,037	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s

32

Notes to Financial Statements – continued

Board of Trustees. For the year ended October 31, 2014, this management fee reduction amounted to $9,191, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $43,826 for the year ended October 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$470,157
Class B	0.75%	0.25%	1.00%	1.00%	77,015
Class C	0.75%	0.25%	1.00%	1.00%	136,541
Class R1	0.75%	0.25%	1.00%	1.00%	7,024
Class R2	0.25%	0.25%	0.50%	0.50%	16,833
Class R3	—	0.25%	0.25%	0.25%	10,033
Total Distribution and Service Fees					$717,603

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attribute to MFS or its affiliates’ seed money. For the year ended October 31, 2014, this rebate amounted to $14,326, $237, $455, and $96 for Class A, Class B, Class C and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a

33

Notes to Financial Statements – continued

CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2014, were as follows:

Amount
Class A	$165
Class B	7,911
Class C	715

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2014, the fee was $115,047, which equated to 0.0498% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $223,420.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $392 and the Retirement Deferral plan resulted in an expense of $1,216. Both amounts

34

Notes to Financial Statements – continued

are included in independent Trustees’ compensation for the year ended October 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $6,220 at October 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended October 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,145 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $402, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

At October 31, 2014, MFS held approximately 100% of the outstanding shares of Class R5.

(4) Portfolio Securities

For the year ended October 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $61,019,168 and $72,063,530, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	396,642	$13,510,554	437,447	$13,501,702
Class B	29,935	924,851	30,888	862,407
Class C	49,309	1,503,291	53,381	1,495,626
Class I	80,053	2,817,101	92,808	2,894,986
Class R1	2,136	65,615	9,672	259,839
Class R2	27,119	912,063	10,462	310,656
Class R3	32,011	1,064,699	16,228	501,787
Class R4	7,655	261,617	18,015	583,883
Class R5	—	—	3,248	100,001
	624,860	$21,059,791	672,149	$20,510,887

Shares issued to shareholders in reinvestment of distributions
Class A	178,623	$5,774,871	13,195	$376,720
Class B	9,142	269,332	—	—
Class C	12,727	371,104	—	—
Class I	10,934	360,292	1,213	35,254
Class R1	910	26,494	—	—
Class R2	3,451	108,944	—	—
Class R3	3,679	118,442	287	8,165
Class R4	826	26,711	57	1,649
Class R5	122	4,019	—	—
	220,414	$7,060,209	14,752	$421,788

Shares reacquired
Class A	(708,427)	$(24,201,680)	(763,418)	$(23,241,161)
Class B	(81,705)	(2,530,716)	(83,260)	(2,338,583)
Class C	(65,504)	(1,992,229)	(68,159)	(1,892,731)
Class I	(49,271)	(1,729,043)	(29,400)	(918,370)
Class R1	(9,107)	(277,418)	(11,970)	(337,847)
Class R2	(41,718)	(1,400,122)	(29,842)	(899,240)
Class R3	(20,276)	(685,904)	(22,800)	(701,804)
Class R4	(10,697)	(364,032)	(937)	(29,518)
	(986,705)	$(33,181,144)	(1,009,786)	$(30,359,254)

36

Notes to Financial Statements – continued

	Year ended 10/31/14		Year ended 10/31/13 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	(133,162)	$(4,916,255)	(312,776)	$(9,362,739)
Class B	(42,628)	(1,336,533)	(52,372)	(1,476,176)
Class C	(3,468)	(117,834)	(14,778)	(397,105)
Class I	41,716	1,448,350	64,621	2,011,870
Class R1	(6,061)	(185,309)	(2,298)	(78,008)
Class R2	(11,148)	(379,115)	(19,380)	(588,584)
Class R3	15,414	497,237	(6,285)	(191,852)
Class R4	(2,216)	(75,704)	17,135	556,014
Class R5	122	4,019	3,248	100,001
	(141,431)	$(5,061,144)	(322,885)	$(9,426,579)

(i)	For Class R5, the period is from inception, March 1, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2014, the fund’s commitment fee and interest expense were $881 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,047,635	28,207,465	(29,253,745)	1,001,355

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,310	$1,001,355

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the series of MFS Series Trust VIII) (the “Fund”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
David Antonelli
Jeffrey Constantino

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

44

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

45

Board Review of Investment Advisory Agreement – continued

Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $8,558,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2014

MFS® STRATEGIC INCOME FUND

MFO-ANN

MFS® STRATEGIC INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	39.6%
High Yield Corporates	33.5%
Non-U.S. Government Bonds	13.2%
Emerging Markets Bonds	6.5%
Floating Rate Loans	1.4%
Commercial Mortgage-Backed Securities	1.0%
Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.4%
Municipal Bonds	0.3%
Collateralized Debt Obligations	0.2%
U.S. Government Agencies	0.1%
U.S. Treasury Securities	(8.7)%

Composition including fixed income credit quality (a)(i)
AAA	3.2%
AA	5.3%
A	17.3%
BBB	32.6%
BB	16.8%
B	16.7%
CCC	4.0%
C	0.1%
Federal Agencies	0.7%
Not Rated	(8.6)%
Non-Fixed Income	0.2%
Cash & Other	11.7%

Issuer country weightings (i)(x)
United States	62.6%
United Kingdom	4.8%
Italy	3.9%
Canada	3.0%
Netherlands	2.9%
Japan	2.8%
France	2.7%
Germany	1.8%
Australia	1.2%
Other Countries	14.3%

Portfolio facts (i)
Average Duration (d)	4.5
Average Effective Maturity (m)	7.0 yrs.

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2014, Class A shares of the MFS Strategic Income Fund (“fund”) provided a total return of 3.88%, at net asset value. This compares with a return of 5.82% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of 4.72%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Relative to the Blended Index, yield curve (y) positioning in both the US and Europe, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of both yield curves, weighed on performance as rates in these regions declined during the reporting period.

The portion of the fund’s return derived from yield, which was less than that of the Blended Index, was an additional negative factor for relative performance.

Management Review – continued

Contributors to Performance

The fund’s greater exposure to “BBB” rated (r) securities, relative to the Blended Index, aided performance as this credit quality segment outperformed during the reporting period. The fund’s lesser exposure to emerging markets debt, particularly to Venezuela, also helped relative results as this market segment turned in poor performance over the reporting period.

The fund’s greater exposure to corporate bonds in the strong-performing financial and industrial sectors further supported relative performance.

Respectfully,

William Adams	Ward Brown	James Calmas
Portfolio Manager	Portfolio Manager	Portfolio Manager

David Cole	Robert Persons	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman
Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/29/87	3.88%	6.22%	5.41%
B	9/07/93	3.10%	5.48%	4.70%
C	9/01/94	3.10%	5.48%	4.72%
I	1/08/97	4.14%	6.49%	5.71%
Comparative benchmarks
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		5.82%	10.38%	8.25%
MFS Strategic Income Blended Index (f)(w)		4.72%	6.52%	6.35%
Barclays U.S. Credit Bond Index (f)		6.24%	6.20%	5.42%
Barclays U.S. Government/Mortgage Bond Index (f)		3.32%	3.39%	4.42%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		6.54%	4.16%	4.60%
Citigroup World Government Bond Non-Dollar Index (f)		(2.88)%	0.83%	3.55%
JPMorgan Emerging Markets Bond Index Global (f)		7.20%	8.27%	8.38%
Average annual with sales charge
A With initial Sales Charge (4.75%)		(1.06)%	5.19%	4.90%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.88)%	5.15%	4.70%
C With CDSC (1% for 12 months) (v)		2.10%	5.48%	4.72%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2014, the MFS Strategic Income Blended Index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Performance Summary – continued

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	1.05%	$1,000.00	$1,007.02	$5.31
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,003.16	$9.09
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,003.12	$9.09
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,008.29	$4.05
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 63.4%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 1.6%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40 (z)	$392,964	$233,915
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.9%, 9/15/39	531,158	577,398
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)	546,612	12,244
Falcon Franchise Loan LLC, FRN, 4.465%, 1/05/23 (i)(z)	438,900	35,288
Falcon Franchise Loan LLC, FRN, 18.817%, 1/05/25 (i)(z)	176,554	44,139
First Union-Lehman Brothers Bank of America, FRN, 0.618%, 11/18/35 (i)	3,950,564	86,083
HLSS Servicer Advance Receivables Trust, 2013-T1, “A2”, 1.495%, 1/16/46 (n)	970,000	967,284
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.786%, 6/15/49	1,280,263	1,341,075
KKR Financial CLO Ltd., “C”, FRN, 1.684%, 5/15/21 (n)	523,730	516,623
Morgan Stanley Capital I Trust, “AM”, FRN, 5.684%, 4/15/49	1,300,000	1,357,834
Morgan Stanley Capital I, Inc., FRN, 1.415%, 4/28/39 (i)(z)	2,419,021	12,216

		$5,184,099
Automotive - 0.9%
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	$1,257,000	$1,261,305
General Motors Financial Co., Inc., 2.625%, 7/10/17	1,636,000	1,658,956

		$2,920,261
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/20	$960,000	$1,108,381

Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$410,000	$409,003

Brokerage & Asset Managers - 0.4%
TD Ameritrade Holding Corp., 5.6%, 12/01/19	$1,045,000	$1,199,821

Building - 1.1%
CRH PLC, 8.125%, 7/15/18	$590,000	$710,128
Martin Marietta Materials, Inc., 4.25%, 7/02/24 (n)	1,054,000	1,074,489
Martin Marietta Materials, Inc., FRN, 1.333%, 6/30/17 (n)	1,310,000	1,315,469
Owens Corning, Inc., 4.2%, 12/15/22	385,000	387,568
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (z)	150,000	152,280

		$3,639,934

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Business Services - 0.2%
Tencent Holdings Ltd., 3.375%, 3/05/18 (n)	$290,000	$297,456
Tencent Holdings Ltd., 3.375%, 5/02/19 (n)	200,000	203,356

		$500,812
Cable TV - 0.9%
Cox Communications, Inc., 3.25%, 12/15/22 (n)	$1,138,000	$1,114,100
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	618,000	612,669
Time Warner Cable, Inc., 8.25%, 4/01/19	920,000	1,142,451

		$2,869,220
Chemicals - 0.7%
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (z)	$200,000	$204,000
Dow Chemical Co., 8.55%, 5/15/19	1,410,000	1,775,881
Sociedad Quimica y Minera de Chile S.A., 5.5%, 4/21/20 (n)	216,000	235,384

		$2,215,265
Computer Software - 0.2%
Oracle Corp., 5.375%, 7/15/40	$607,000	$702,603

Computer Software - Systems - 0.1%
Seagate HDD Cayman, 3.75%, 11/15/18 (n)	$416,000	$428,480

Conglomerates - 0.1%
Metalloinvest Finance Ltd., 5.625%, 4/17/20 (n)	$207,000	$187,594

Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	$433,000	$439,495

Consumer Products - 0.6%
Newell Rubbermaid, Inc., 4.7%, 8/15/20	$874,000	$942,765
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	921,000	957,531

		$1,900,296
Consumer Services - 0.1%
Experian Finance PLC, 2.375%, 6/15/17 (n)	$353,000	$359,026

Defense Electronics - 0.5%
BAE Systems Holdings, Inc., 5.2%, 8/15/15 (n)	$1,297,000	$1,342,434
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	380,000	443,980

		$1,786,414
Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3%, 3/01/18	$344,000	$355,014

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - 0.1%
Tyco Electronics Group S.A., 3.5%, 2/03/22	$275,000	$283,886

Emerging Market Quasi-Sovereign - 1.9%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)	$218,000	$220,180
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	204,000	208,598
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/21 (n)	494,000	527,907
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	639,000	675,743
Ecopetrol S.A., 5.875%, 5/28/45	329,000	338,048
Gaz Capital S.A., 4.95%, 2/06/28 (n)	369,000	326,750
Instituto Costarricense, 6.375%, 5/15/43 (n)	208,000	179,920
Korea Gas Corp., 2.25%, 7/25/17 (n)	700,000	707,953
Pertamina PT, 6%, 5/03/42 (n)	201,000	201,000
Petroleos Mexicanos, 5.5%, 1/21/21	542,000	599,208
Petroleos Mexicanos, 4.875%, 1/24/22	344,000	366,704
Petroleos Mexicanos, 4.25%, 1/15/25 (z)	13,000	13,160
Petroleos Mexicanos, 6.5%, 6/02/41	292,000	341,640
Petroleos Mexicanos, 5.5%, 6/27/44 (z)	31,000	32,318
PT Perusahaan Listrik Negara, 5.5%, 11/22/21 (n)	200,000	212,500
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	337,310	354,999
Sinopec Capital (2013) Ltd., 3.125%, 4/24/23 (n)	518,000	494,430
Sinopec Capital (2013) Ltd., 4.25%, 4/24/43 (n)	426,000	408,305
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/22 (n)	200,000	204,458

		$6,413,821
Emerging Market Sovereign - 0.6%
Republic of Hungary, 5.375%, 2/21/23	$326,000	$350,450
Republic of Indonesia, 4.875%, 5/05/21 (n)	200,000	213,750
Republic of Philippines, 5.5%, 3/30/26	200,000	233,500
Republic of Philippines, 6.375%, 10/23/34	300,000	393,750
Republic of Romania, 4.875%, 1/22/24 (n)	58,000	62,495
Russian Federation, 4.875%, 9/16/23 (n)	200,000	200,290
Russian Federation, 4.875%, 9/16/23	200,000	200,290
Russian Federation, 5.625%, 4/04/42 (n)	200,000	201,834

		$1,856,359
Energy - Independent - 0.7%
Anadarko Petroleum Corp., 3.45%, 7/15/24	$1,710,000	$1,685,660
EQT Corp., 4.875%, 11/15/21	431,000	467,916
Hess Corp., 8.125%, 2/15/19	270,000	331,008

		$2,484,584
Energy - Integrated - 1.1%
BP Capital Markets PLC, 4.5%, 10/01/20	$272,000	$297,179
BP Capital Markets PLC, 4.742%, 3/11/21	760,000	839,243

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - continued
LUKOIL International Finance B.V., 3.416%, 4/24/18 (n)	$571,000	$544,591
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)	784,000	711,364
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)	401,000	428,068
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)	100,000	95,750
Petro-Canada Financial Partnership, 5%, 11/15/14	860,000	861,066

		$3,777,261
Financial Institutions - 1.7%
CIT Group, Inc., 3.875%, 2/19/19	$1,940,000	$1,952,125
General Electric Capital Corp., 6%, 8/07/19	300,000	351,808
General Electric Capital Corp., 5.5%, 1/08/20	710,000	819,530
General Electric Capital Corp., 3.15%, 9/07/22	813,000	822,582
General Electric Capital Corp., 3.1%, 1/09/23	508,000	508,901
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	870,000	895,565
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	286,000	287,845

		$5,638,356
Food & Beverages - 2.8%
Anadolu Efes Biracilik ve Malt Sanayii A.S., 3.375%, 11/01/22	$956,000	$859,520
BRF S.A., 3.95%, 5/22/23 (n)	994,000	939,330
BRF S.A., 4.75%, 5/22/24 (n)	200,000	200,250
Conagra Foods, Inc., 3.2%, 1/25/23	538,000	521,665
Embotelladora Andina S.A., 5%, 10/01/23 (n)	200,000	211,850
Grupo Bimbo S.A.B. de C.V., 4.5%, 1/25/22 (n)	101,000	106,452
Kerry Group Financial Services, 3.2%, 4/09/23 (n)	1,400,000	1,356,610
Kraft Foods Group, Inc., 6.125%, 8/23/18	720,000	825,611
Mead Johnson Nutrition Co., “A”, 4.9%, 11/01/19	263,000	289,210
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	594,000	679,622
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	904,000	933,642
Tyson Foods, Inc., 6.6%, 4/01/16	560,000	602,955
Tyson Foods, Inc., 4.5%, 6/15/22	448,000	479,407
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	343,000	346,449
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	1,051,000	1,073,592

		$9,426,165
Forest & Paper Products - 0.3%
Georgia-Pacific LLC, 3.734%, 7/15/23 (n)	$1,092,000	$1,130,044

Gaming & Lodging - 0.5%
Wyndham Worldwide Corp., 5.625%, 3/01/21	$1,360,000	$1,520,120

Industrial - 0.2%
Johns Hopkins University, 5.25%, 7/01/19	$587,000	$666,877

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - 1.9%
American International Group, Inc., 5.85%, 1/16/18		$881,000	$992,855
American International Group, Inc., 3.375%, 8/15/20		810,000	840,428
MetLife, Inc., 1.756%, 12/15/17		223,000	224,844
Principal Financial Group, Inc., 8.875%, 5/15/19		650,000	824,791
Prudential Financial, Inc., 6.2%, 1/15/15		660,000	667,387
Unum Group, 7.125%, 9/30/16		945,000	1,051,806
Unum Group, 4%, 3/15/24		1,384,000	1,418,211
Voya Financial, Inc., 2.9%, 2/15/18		403,000	414,334

			$6,434,656
Insurance - Property & Casualty - 1.6%
Aon Corp., 3.5%, 9/30/15		$760,000	$779,495
AXIS Capital Holdings Ltd., 5.75%, 12/01/14		1,035,000	1,039,355
AXIS Capital Holdings Ltd., 5.875%, 6/01/20		370,000	420,975
CNA Financial Corp., 5.875%, 8/15/20		990,000	1,137,438
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (n)		757,000	820,462
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)		1,095,000	1,177,125

			$5,374,850
International Market Quasi-Sovereign - 1.2%
EDF Energies Nouvelles S.A., 6.5%, 1/26/19 (n)		$1,090,000	$1,275,253
Eksportfinans A.S.A., 5.5%, 5/25/16		965,000	1,012,044
Israel Electric Corp. Ltd., 6.7%, 2/10/17 (n)		553,000	597,517
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)		1,159,000	1,231,553

			$4,116,367
International Market Sovereign - 11.8%
Federal Republic of Germany, 2.5%, 7/04/44	EUR	233,000	$344,015
Federal Republic of Germany, 4.25%, 7/04/18	EUR	885,000	1,282,325
Federal Republic of Germany, 3.25%, 7/04/21	EUR	291,000	434,708
Federal Republic of Germany, 6.25%, 1/04/30	EUR	518,000	1,094,176
Government of Australia, 5.75%, 5/15/21	AUD	1,115,000	1,139,654
Government of Canada, 4.25%, 6/01/18	CAD	291,000	284,630
Government of Canada, 3.25%, 6/01/21	CAD	680,000	660,971
Government of Canada, 5.75%, 6/01/33	CAD	168,000	221,889
Government of Japan, 1.8%, 3/20/43	JPY	59,000,000	552,332
Government of Japan, 1.1%, 6/20/20	JPY	223,000,000	2,090,891
Government of Japan, 0.8%, 6/20/23	JPY	92,000,000	849,431
Government of Japan, 2.1%, 9/20/24	JPY	203,000,000	2,092,258
Government of Japan, 2.2%, 9/20/27	JPY	179,300,000	1,887,157
Government of Japan, 2.4%, 3/20/37	JPY	168,200,000	1,774,055
Government of New Zealand, 5%, 3/15/19	NZD	511,000	417,643
Government of New Zealand, 5.5%, 4/15/23	NZD	100,000	86,179
Kingdom of Belgium, 5.5%, 9/28/17	EUR	1,061,000	1,541,157

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Kingdom of Belgium, 4.25%, 9/28/21	EUR	542,000	$847,821
Kingdom of Denmark, 3%, 11/15/21	DKK	2,395,000	472,955
Kingdom of Spain, 5.4%, 1/31/23	EUR	540,000	865,162
Kingdom of Spain, 4.6%, 7/30/19	EUR	1,499,000	2,191,801
Kingdom of Sweden, 5%, 12/01/20	SEK	2,480,000	423,553
Kingdom of Sweden, 3.5%, 6/01/22	SEK	1,485,000	239,888
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	201,000	296,887
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	458,000	866,524
Republic of Austria, 4.65%, 1/15/18	EUR	655,000	942,376
Republic of Austria, 1.75%, 10/20/23	EUR	273,000	367,709
Republic of Finland, 3.875%, 9/15/17	EUR	365,000	508,052
Republic of France, 2.5%, 10/25/20	EUR	304,000	427,053
Republic of France, 6%, 10/25/25	EUR	577,000	1,071,629
Republic of France, 4.75%, 4/25/35	EUR	855,000	1,567,136
Republic of Iceland, 4.875%, 6/16/16 (n)		$593,000	622,259
Republic of Iceland, 5.875%, 5/11/22 (n)		113,000	127,683
Republic of Ireland, 4.5%, 4/18/20	EUR	115,000	172,439
Republic of Ireland, 5.4%, 3/13/25	EUR	105,000	173,779
Republic of Italy, 5.25%, 8/01/17	EUR	2,370,000	3,327,549
Republic of Italy, 3.75%, 3/01/21	EUR	2,731,000	3,872,816
United Kingdom Treasury, 8%, 6/07/21	GBP	236,000	522,938
United Kingdom Treasury, 2.25%, 9/07/23	GBP	531,000	857,451
United Kingdom Treasury, 4.25%, 12/07/27	GBP	231,000	442,598
United Kingdom Treasury, 4.25%, 3/07/36	GBP	460,000	899,132
United Kingdom Treasury, 3.25%, 1/22/44	GBP	224,000	377,898

			$39,238,559
Internet - 0.3%
Baidu, Inc., 3.25%, 8/06/18		$588,000	$604,570
Baidu, Inc., 3.5%, 11/28/22		367,000	359,910

			$964,480
Machinery & Tools - 0.4%
Atlas Copco AB, 5.6%, 5/22/17 (n)		$1,073,000	$1,183,288

Major Banks - 8.3%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)		$913,000	$968,538
Bank of America Corp., 6.5%, 8/01/16		1,305,000	1,423,041
Bank of America Corp., 3.3%, 1/11/23		1,554,000	1,540,744
Bank of America Corp., 4.125%, 1/22/24		1,371,000	1,425,873
Barclays Bank PLC, 5.125%, 1/08/20		770,000	865,783
BNP Paribas, 2.7%, 8/20/18		950,000	970,355
BNP Paribas, 7.195% to 6/25/37, FRN to 6/29/49 (n)		600,000	691,878

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
BNP Paribas, FRN, 2.983%, 12/22/14	$164,000	$164,574
Commonwealth Bank of Australia, 5%, 10/15/19 (n)	760,000	854,612
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	1,160,000	1,278,900
DBS Bank Ltd., 2.35%, 2/28/17 (n)	980,000	1,006,317
Goldman Sachs Group, Inc., 5.125%, 1/15/15	450,000	453,772
Goldman Sachs Group, Inc., 5.75%, 1/24/22	1,213,000	1,397,415
Goldman Sachs Group, Inc., FRN, 1.251%, 10/23/19	410,000	411,380
HSBC USA, Inc., 4.875%, 8/24/20	930,000	1,024,091
ING Bank N.V., 3.75%, 3/07/17 (n)	1,233,000	1,298,742
ING Bank N.V., 5.8%, 9/25/23 (n)	1,344,000	1,495,767
JPMorgan Chase & Co., 2%, 8/15/17	330,000	333,898
JPMorgan Chase & Co., 2.2%, 10/22/19	1,080,000	1,067,019
JPMorgan Chase & Co., 4.625%, 5/10/21	870,000	953,164
Merrill Lynch & Co., Inc., 6.4%, 8/28/17	400,000	450,627
Morgan Stanley, 7.3%, 5/13/19	250,000	298,427
Morgan Stanley, 5.625%, 9/23/19	420,000	475,765
Morgan Stanley, 3.7%, 10/23/24	1,993,000	1,988,874
Morgan Stanley, FRN, 1.485%, 2/25/16	1,400,000	1,417,336
Royal Bank of Scotland PLC, 2.55%, 9/18/15	471,000	477,729
Royal Bank of Scotland PLC, 6%, 12/19/23	1,611,000	1,733,871
Santander U.S. Debt S.A.U., 3.724%, 1/20/15 (n)	400,000	402,504
Standard Chartered PLC, 3.85%, 4/27/15 (n)	850,000	862,777

		$27,733,773
Medical & Health Technology & Services - 0.1%
McKesson Corp., 5.7%, 3/01/17	$370,000	$406,471

Metals & Mining - 1.4%
Barrick Gold Corp., 4.1%, 5/01/23	$1,360,000	$1,314,512
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	500,000	502,675
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 3/15/20	810,000	807,261
Glencore Funding LLC, FRN, 1.398%, 5/27/16 (n)	1,170,000	1,176,534
Kinross Gold Corp., 5.95%, 3/15/24 (n)	924,000	883,707

		$4,684,689
Midstream - 2.4%
DCP Midstream LLC, 3.875%, 3/15/23	$630,000	$630,650
Energy Transfer Partners LP, 6.5%, 2/01/42	779,000	900,593
Enterprise Products Partners LP, 6.3%, 9/15/17	870,000	989,830
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	1,070,000	1,178,577
ONEOK Partners LP, 3.2%, 9/15/18	510,000	527,648
Plains All American Pipeline LP, 3.6%, 11/01/24	881,000	875,804
Spectra Energy Capital LLC, 8%, 10/01/19	679,000	841,582

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Midstream - continued
Sunoco Logistics Partners LP, 4.25%, 4/01/24	$437,000	$448,686
Williams Cos., Inc., 3.7%, 1/15/23	279,000	262,460
Williams Cos., Inc., 4.55%, 6/24/24	1,305,000	1,278,524

		$7,934,354
Mortgage-Backed - 0.6%
Fannie Mae, 5.5%, 7/01/19 - 11/01/36	$515,949	$558,175
Fannie Mae, 6.5%, 5/01/31	50,111	58,926
Fannie Mae, 6%, 11/01/34 (f)	480,595	543,248
Freddie Mac, 4.224%, 3/25/20	818,658	900,531

		$2,060,880
Municipals - 0.3%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 2.107%, 7/01/18	$1,015,000	$1,025,536

Natural Gas - Distribution - 0.1%
GNL Quintero S.A., 4.634%, 7/31/29 (n)	$200,000	$206,121

Network & Telecom - 1.1%
Centurylink, Inc., 7.65%, 3/15/42	$810,000	$807,975
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26 (n)	200,000	202,532
Verizon Communications, Inc., 8.75%, 11/01/18	448,000	559,112
Verizon Communications, Inc., 5.15%, 9/15/23	1,439,000	1,611,519
Verizon Communications, Inc., FRN, 1.005%, 6/17/19	610,000	614,413

		$3,795,551
Oil Services - 0.5%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$502,600	$526,473
Odebrecht Oil & Finance Co., 7% to 6/17/24, FRN to 12/29/49 (n)	200,000	194,500
Transocean, Inc., 2.5%, 10/15/17	314,000	310,229
Transocean, Inc., 6%, 3/15/18	670,000	714,350

		$1,745,552
Oils - 0.2%
Marathon Petroleum Corp., 3.625%, 9/15/24	$575,000	$572,852

Other Banks & Diversified Financials - 3.9%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$345,000	$358,847
Banco GNB Sudameris S.A., 3.875%, 5/02/18 (n)	102,000	100,847
Bancolombia S.A., 5.95%, 6/03/21	398,000	441,283
BBVA Banco Continental S.A., 5.25% to 9/22/24, FRN to 9/22/29 (z)	24,000	24,276

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Citigroup, Inc., 6.01%, 1/15/15	$530,000	$535,810
Citigroup, Inc., 8.5%, 5/22/19	919,000	1,153,087
Citigroup, Inc., 3.75%, 6/16/24	943,000	958,227
Corpbanca, 3.875%, 9/22/19 (z)	200,000	201,588
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	645,000	877,200
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	420,000	424,673
Intesa Sanpaolo S.p.A., 3.875%, 1/16/18	996,000	1,040,345
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	1,941,000	1,896,966
Lloyds TSB Bank PLC, 5.8%, 1/13/20 (n)	645,000	748,342
Macquarie Bank Ltd., 5%, 2/22/17 (n)	769,000	828,570
Macquarie Group Ltd., 6%, 1/14/20 (n)	428,000	482,631
Rabobank Nederland N.V., 3.375%, 1/19/17	525,000	551,262
Rabobank Nederland N.V., 3.95%, 11/09/22	1,174,000	1,193,375
SunTrust Banks, Inc., 3.5%, 1/20/17	622,000	653,093
Swedbank AB, 2.125%, 9/29/17 (n)	615,000	624,575

		$13,094,997
Pharmaceuticals - 0.4%
Celgene Corp., 3.95%, 10/15/20	$890,000	$944,747
Hospira, Inc., 6.05%, 3/30/17	490,000	534,827

		$1,479,574
Pollution Control - 0.2%
Republic Services, Inc., 5.25%, 11/15/21	$730,000	$824,494

Railroad & Shipping - 0.3%
CSX Corp., 4.1%, 3/15/44	$915,000	$871,341

Real Estate - Apartment - 0.3%
AvalonBay Communities, Inc., REIT, 3.625%, 10/01/20	$999,000	$1,041,384

Real Estate - Healthcare - 0.4%
HCP, Inc., REIT, 5.375%, 2/01/21	$806,000	$901,084
Health Care REIT, Inc., 2.25%, 3/15/18	312,000	315,754

		$1,216,838
Real Estate - Office - 0.3%
Boston Properties LP, REIT, 3.7%, 11/15/18	$420,000	$445,412
Vornado Realty LP, REIT, 2.5%, 6/30/19	664,000	662,869

		$1,108,281
Real Estate - Retail - 0.3%
Kimco Realty Corp., REIT, 6.875%, 10/01/19	$191,000	$227,542
Simon Property Group LP, REIT, 3.375%, 10/01/24	720,000	723,830

		$951,372

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - 1.9%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$1,533,000	$1,531,576
Gap, Inc., 5.95%, 4/12/21	1,118,000	1,262,578
Kohl’s Corp., 3.25%, 2/01/23	997,000	973,673
Limited Brands, Inc., 5.25%, 11/01/14	242,000	242,000
Macy’s, Inc., 7.875%, 7/15/15	860,000	902,558
Target Corp., 3.5%, 7/01/24	1,340,000	1,357,535

		$6,269,920
Supermarkets - 0.3%
Kroger Co., 3.85%, 8/01/23	$1,090,000	$1,120,226

Supranational - 0.4%
Corporacion Andina de Fomento, 4.375%, 6/15/22	$1,290,000	$1,386,266

Telecommunications - Wireless - 1.3%
American Tower Corp., REIT, 4.625%, 4/01/15	$440,000	$446,969
American Tower Corp., REIT, 4.7%, 3/15/22	732,000	761,049
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	838,000	968,196
Digicel Group Ltd., 6%, 4/15/21 (n)	316,000	319,160
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)	440,000	434,500
MTS International Funding Ltd., 5%, 5/30/23 (n)	201,000	180,146
SBA Tower Trust, 2.898%, 10/15/19 (n)	1,061,000	1,063,819

		$4,173,839
Tobacco - 1.0%
Altria Group, Inc., 9.25%, 8/06/19	$231,000	$300,708
Altria Group, Inc., 4%, 1/31/24	401,000	415,090
Lorillard Tobacco Co., 8.125%, 6/23/19	640,000	784,015
Lorillard Tobacco Co., 6.875%, 5/01/20	480,000	566,600
Reynolds American, Inc., 6.75%, 6/15/17	1,040,000	1,172,603

		$3,239,016
Transportation - 0.1%
Far Eastern Shipping Co., 8%, 5/02/18 (n)	$310,000	$161,200

Transportation - Services - 0.3%
ERAC USA Finance Co., 6.375%, 10/15/17 (n)	$930,000	$1,053,666

U.S. Government Agencies and Equivalents - 0.1%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$240,000	$247,682

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - 1.8%
CMS Energy Corp., 4.25%, 9/30/15	$760,000	$783,381
CMS Energy Corp., 5.05%, 3/15/22	608,000	681,229
Colbun S.A., 4.5%, 7/10/24 (n)	200,000	201,528
Enel Finance International S.A., 6.25%, 9/15/17 (n)	920,000	1,034,924
Exelon Generation Co. LLC, 5.2%, 10/01/19	360,000	402,688
Exelon Generation Co. LLC, 4.25%, 6/15/22	391,000	408,043
Oncor Electric Delivery Co., 4.1%, 6/01/22	922,000	991,526
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	1,210,000	1,256,691
Waterford 3 Funding Corp., 8.09%, 1/02/17	232,299	232,267

		$5,992,277
Total Bonds (Identified Cost, $204,116,105)		$211,113,543

Common Stocks - 0.0%
Printing & Publishing - 0.0%
American Media Operations, Inc. (a) (Identified Cost, $104,328)	7,311	$1,312

Underlying Affiliated Funds - 33.9%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $112,035,687)	11,538,893	$113,081,149

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	6,767,719	$6,767,719
Total Investments (Identified Cost, $323,023,839)		$330,963,723

Other Assets, Less Liabilities - 0.7%		2,371,582
Net Assets - 100.0%		$333,335,305

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $58,825,817, representing 17.6% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from

Portfolio of Investments – continued

registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
BBVA Banco Continental S.A., 5.25% to 9/22/24, FRN to 9/22/29	9/15/14	$23,837	$24,276
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40	3/01/06	392,964	233,915
Consolidated Energy Finance S.A., 6.75%, 10/15/19	10/02/14	198,023	204,000
Corpbanca, 3.875%, 9/22/19	9/16/14	198,706	201,588
Falcon Franchise Loan LLC, FRN, 4.465%, 1/05/23	1/18/02	11,495	35,288
Falcon Franchise Loan LLC, FRN, 18.817%, 1/05/25	1/29/03	12,648	44,139
Morgan Stanley Capital I, Inc., FRN, 1.415%, 4/28/39	7/20/04	143,715	12,216
Petroleos Mexicanos, 4.25%, 1/15/25	10/06/14	12,925	13,160
Petroleos Mexicanos, 5.5%, 6/27/44	10/06/14	31,587	32,318
Union Andina de Cementos S.A.A., 5.875%, 10/30/21	10/28/14	150,000	152,280
Total Restricted Securities			$953,180
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona

Derivative Contracts at 10/31/14

Forward Foreign Currency Exchange Contracts at 10/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International Bank	1,410,380	1/09/15	$1,255,188	$1,249,257	$5,931
SELL	DKK	Citibank N.A.	2,714,692	1/09/15	459,503	457,269	2,234

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Credit Suisse Group	6,364,187	1/09/15	$8,041,437	$7,978,826	$62,611
SELL	EUR	Goldman Sachs International	700,031	1/09/15	896,274	877,634	18,640
SELL	GBP	Barclays Bank PLC	287,315	1/09/15	461,154	459,371	1,783
SELL	GBP	Credit Suisse Group	826,279	1/09/15	1,321,907	1,321,088	819
SELL	GBP	Merrill Lynch International Bank	826,279	1/09/15	1,322,868	1,321,088	1,780
SELL	JPY	Deutsche Bank AG	54,990,021	1/09/15	508,468	489,982	18,486
SELL	SEK	Goldman Sachs International	4,570,752	1/09/15	632,077	619,088	12,989

							$125,273

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	1,284,099	1/09/15	$1,111,252	$1,124,626	$(13,374)
SELL	NZD	Westpac Banking Corp.	650,406	1/09/15	503,304	503,650	(346)

							$(13,720)

Futures Contracts at 10/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liabilities Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	206	$26,030,031	December - 2014	$(140,479)
U.S. Treasury Bond 30 yr (Short)	USD	13	1,834,219	December - 2014	(18,033)

					$(158,512)

At October 31, 2014, the fund had liquid securities with an aggregate value of $338,184 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $204,220,433)	$211,114,855
Underlying affiliated funds, at value (identified cost, $118,803,406)	119,848,868
Total investments, at value (identified cost, $323,023,839)	$330,963,723
Receivables for
Forward foreign currency exchange contracts	125,273
Daily variation margin on open futures contracts	60,812
Investments sold	285,058
Fund shares sold	756,744
Interest and dividends	2,875,619
Receivable from investment adviser	10,257
Other assets	2
Total assets	$335,077,488
Liabilities
Payable to custodian	$21,374
Payables for
Distributions	91,816
Forward foreign currency exchange contracts	13,720
Investments purchased	683,897
Fund shares reacquired	575,440
Payable to affiliates
Shareholder servicing costs	226,950
Distribution and service fees	7,932
Payable for independent Trustees’ compensation	8,782
Accrued expenses and other liabilities	112,272
Total liabilities	$1,742,183
Net assets	$333,335,305
Net assets consist of
Paid-in capital	$335,766,439
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,873,043
Accumulated net realized gain (loss) on investments and foreign currency	(10,953,053)
Undistributed net investment income	648,876
Net assets	$333,335,305
Shares of beneficial interest outstanding	49,793,951

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$229,894,560	34,260,043	$6.71
Class B	35,650,428	5,350,867	6.66
Class C	51,718,747	7,786,773	6.64
Class I	16,071,570	2,396,268	6.71

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.04 [100 / 95.25 x $6.71]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$8,695,041
Dividends from underlying affiliated funds	7,263,530
Total investment income	$15,958,571
Expenses
Management fee	$2,115,492
Distribution and service fees	1,439,585
Shareholder servicing costs	402,999
Administrative services fee	52,408
Independent Trustees’ compensation	9,816
Custodian fee	64,409
Shareholder communications	68,562
Audit and tax fees	68,395
Legal fees	3,199
Miscellaneous	101,885
Total expenses	$4,326,750
Fees paid indirectly	(44)
Reduction of expenses by investment adviser and distributor	(292,909)
Net expenses	$4,033,797
Net investment income	$11,924,774
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$1,965,013
Underlying affiliated funds	1,062,636
Capital gain distributions from underlying affiliated funds	841,521
Futures contracts	(1,312,682)
Foreign currency	692,868
Net realized gain (loss) on investments and foreign currency	$3,249,356
Change in unrealized appreciation (depreciation)
Investments	$(4,262,215)
Futures contracts	496,471
Translation of assets and liabilities in foreign currencies	135,823
Net unrealized gain (loss) on investments and foreign currency translation	$(3,629,921)
Net realized and unrealized gain (loss) on investments and foreign currency	$(380,565)
Change in net assets from operations	$11,544,209

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2014	2013
Change in net assets
From operations
Net investment income	$11,924,774	$12,360,453
Net realized gain (loss) on investments and foreign currency	3,249,356	4,904,667
Net unrealized gain (loss) on investments and foreign currency translation	(3,629,921)	(11,922,538)
Change in net assets from operations	$11,544,209	$5,342,582
Distributions declared to shareholders
From net investment income	$(13,219,017)	$(14,021,721)
Change in net assets from fund share transactions	$17,117,234	$(889,377)
Total change in net assets	$15,442,426	$(9,568,516)
Net assets
At beginning of period	317,892,879	327,461,395
At end of period (including undistributed net investment income of $648,876 and $344,414, respectively)	$333,335,305	$317,892,879

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$6.74		$6.92		$6.60	$6.72	$6.30
Income (loss) from investment operations
Net investment income (d)	$0.26		$0.27		$0.29	$0.31	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.15)		0.35	(0.10)	0.44
Total from investment operations	$0.26		$0.12		$0.64	$0.21	$0.77
Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.30)		$(0.32)	$(0.33)	$(0.35)
Net asset value, end of period (x)	$6.71		$6.74		$6.92	$6.60	$6.72
Total return (%) (r)(s)(t)(x)	3.88		1.85		9.98	3.24	12.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	(h)	1.15	(h)	1.18	1.16	1.18
Expenses after expense reductions (f)	1.05	(h)	1.05	(h)	1.05	1.05	1.02
Net investment income	3.84		3.95		4.38	4.62	5.14
Portfolio turnover	22		34		42	38	49
Net assets at end of period (000 omitted)	$229,895		$218,674		$222,166	$203,155	$216,200

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$6.69		$6.86		$6.54	$6.66	$6.24
Income (loss) from investment operations
Net investment income (d)	$0.21		$0.22		$0.24	$0.26	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.14)		0.35	(0.10)	0.44
Total from investment operations	$0.21		$0.08		$0.59	$0.16	$0.72
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.25)		$(0.27)	$(0.28)	$(0.30)
Net asset value, end of period (x)	$6.66		$6.69		$6.86	$6.54	$6.66
Total return (%) (r)(s)(t)(x)	3.10		1.22		9.22	2.45	11.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	(h)	1.91	(h)	1.94	1.92	1.94
Expenses after expense reductions (f)	1.80	(h)	1.80	(h)	1.80	1.80	1.77
Net investment income	3.13		3.24		3.66	3.92	4.46
Portfolio turnover	22		34		42	38	49
Net assets at end of period (000 omitted)	$35,650		$37,673		$39,238	$34,112	$39,468

Class C	Years ended 10/31
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$6.67		$6.84		$6.52	$6.64	$6.22
Income (loss) from investment operations
Net investment income (d)	$0.21		$0.22		$0.24	$0.26	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.14)		0.35	(0.10)	0.44
Total from investment operations	$0.20		$0.08		$0.59	$0.16	$0.72
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.25)		$(0.27)	$(0.28)	$(0.30)
Net asset value, end of period (x)	$6.64		$6.67		$6.84	$6.52	$6.64
Total return (%) (r)(s)(t)(x)	3.10		1.21		9.23	2.45	11.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	(h)	1.91	(h)	1.94	1.92	1.94
Expenses after expense reductions (f)	1.80	(h)	1.80	(h)	1.80	1.80	1.77
Net investment income	3.14		3.26		3.68	3.94	4.47
Portfolio turnover	22		34		42	38	49
Net assets at end of period (000 omitted)	$51,719		$49,910		$54,671	$46,531	$46,789

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$6.74		$6.91		$6.59	$6.72	$6.30
Income (loss) from investment operations
Net investment income (d)	$0.28		$0.29		$0.31	$0.32	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.14)		0.35	(0.10)	0.43
Total from investment operations	$0.27		$0.15		$0.66	$0.22	$0.78
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.32)		$(0.34)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$6.71		$6.74		$6.91	$6.59	$6.72
Total return (%) (r)(s)(x)	4.14		2.25		10.27	3.34	12.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	(h)	0.90	(h)	0.93	0.91	0.93
Expenses after expense reductions (f)	0.80	(h)	0.80	(h)	0.80	0.80	0.77
Net investment income	4.07		4.21		4.61	4.83	5.36
Portfolio turnover	22		34		42	38	49
Net assets at end of period (000 omitted)	$16,072		$11,636		$11,387	$8,309	$4,823

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Strategic Income Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities

Notes to Financial Statements – continued

expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$1,312	$—	$1,312
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	247,682	—	247,682
Non-U.S. Sovereign Debt	—	53,011,372	—	53,011,372
Municipal Bonds	—	1,025,536	—	1,025,536
U.S. Corporate Bonds	—	99,815,325	—	99,815,325
Residential Mortgage-Backed Securities	—	2,060,880	—	2,060,880
Commercial Mortgage-Backed Securities	—	3,454,033	—	3,454,033
Asset-Backed Securities (including CDOs)	—	1,730,066	—	1,730,066
Foreign Bonds	—	49,768,649	—	49,768,649
Mutual Funds	119,848,868	—	—	119,848,868
Total Investments	$119,848,868	$211,114,855	$—	$330,963,723

Other Financial Instruments
Futures Contracts	$(158,512)	$—	$—	$(158,512)
Forward Foreign Currency Exchange Contracts	—	111,553	—	111,553

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/13	$36,409
Transfers out of level 3	(36,409)
Balance as of 10/31/14	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(158,512)
Foreign Exchange	Forward Foreign Currency Exchange	125,273	(13,720)
Total		$125,273	$(172,232)

(a)	The value of futures contracts and cleared swap agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(1,312,682)	$—
Foreign Exchange	—	714,583
Total	$(1,312,682)	$714,583

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$496,471	$—
Foreign Exchange	—	161,967
Total	$496,471	$161,967

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For

Notes to Financial Statements – continued

over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty

Notes to Financial Statements – continued

providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may

Notes to Financial Statements – continued

be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/14	10/31/13
Ordinary income (including any short-term capital gains)	$13,219,017	$14,021,721

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$325,335,724
Gross appreciation	9,872,083
Gross depreciation	(4,244,084)
Net unrealized appreciation (depreciation)	$5,627,999
Undistributed ordinary income	3,029,539
Capital loss carryforwards	(7,898,291)
Other temporary differences	(3,190,381)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

10/31/16	$(1,160,172)
10/31/17	(6,738,119)
Total	$(7,898,291)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/14	Year ended 10/31/13
Class A	$9,543,430	$10,003,064
Class B	1,296,714	1,432,711
Class C	1,784,818	1,979,024
Class I	594,055	606,922
Total	$13,219,017	$14,021,721

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the year ended October 31, 2014, this management fee reduction amounted to $162,735, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2014, this management fee reduction amounted to $13,023, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.05%	1.80%	1.80%	0.80%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the year ended October 31, 2014, this reduction amounted to $105,967 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $111,617 for the year ended October 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$560,880
Class B	0.75%	0.25%	1.00%	1.00%	369,416
Class C	0.75%	0.25%	1.00%	1.00%	509,289
Total Distribution and Service Fees					$1,439,585

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2014, this rebate amounted to $10,501, $59, and $60 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2014, were as follows:

Amount
Class A	$3,788
Class B	47,679
Class C	5,364

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2014, the fee was $133,565, which equated to 0.0410% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $269,434.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $274 and the Retirement Deferral plan resulted in an expense of $261. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $8,770 at October 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended October 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,593 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $564, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio. The High Yield Pooled Portfolio is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly.

At close of business on March 22, 2013, the fund and certain other MFS funds transferred high income debt instruments, accrued interest and cash to the High Yield Pooled Portfolio, a series of MFS Series Trust III, in exchange for shares of the High Yield Pooled Portfolio. The purpose of the transaction was to pool the portion of the assets of the fund and certain other MFS funds invested in high income debt instruments in the High Yield Pooled Portfolio. The transfer was accomplished by a tax-free exchange by the fund of investments valued at approximately $107,444,790 with a cost basis of approximately $101,892,713 accrued interest of approximately $2,053,165 and cash of approximately $529,112 for approximately 11,002,707 shares of the High Yield Pooled Portfolio (valued at approximately $110,027,067). For financial reporting purposes, investments transferred and shares received by the fund were recorded at fair value; however, the cost basis of the investments delivered to the High Yield Pooled Portfolio was carried forward to the shares received. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee, distribution and/or service fee, or sales charge.

(4) Portfolio Securities

For the year ended October 31, 2014, purchases and sales of investments, other short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$15,125,843	$4,802,070
Investments (non-U.S. Government securities)	$59,424,435	$63,754,811

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,899,750	$46,672,806	7,850,264	$53,441,803
Class B	876,474	5,889,795	1,244,269	8,400,049
Class C	1,754,172	11,734,292	1,669,429	11,218,637
Class I	1,157,363	7,830,724	1,421,745	9,659,042
	10,687,759	$72,127,617	12,185,707	$82,719,531

Shares issued to shareholders in reinvestment of distributions
Class A	1,297,653	$8,774,495	1,279,254	$8,683,893
Class B	165,286	1,109,409	155,169	1,045,000
Class C	225,387	1,508,125	235,912	1,584,323
Class I	76,429	516,695	75,265	510,092
	1,764,755	$11,908,724	1,745,600	$11,823,308

Shares reacquired
Class A	(6,368,007)	$(43,063,848)	(8,814,020)	$(59,734,159)
Class B	(1,320,110)	(8,857,239)	(1,486,947)	(10,012,123)
Class C	(1,674,518)	(11,191,094)	(2,416,054)	(16,164,686)
Class I	(563,886)	(3,806,926)	(1,417,507)	(9,521,248)
	(9,926,521)	$(66,919,107)	(14,134,528)	$(95,432,216)

Net change
Class A	1,829,396	$12,383,453	315,498	$2,391,537
Class B	(278,350)	(1,858,035)	(87,509)	(567,074)
Class C	305,041	2,051,323	(510,713)	(3,361,726)
Class I	669,906	4,540,493	79,503	647,886
	2,525,993	$17,117,234	(203,221)	$(889,377)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

Notes to Financial Statements – continued

agreed upon spread. For the year ended October 31, 2014, the fund’s commitment fee and interest expense were $1,207 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	10,984,557	1,564,244	(1,009,908)	11,538,893
MFS Institutional Money Market Portfolio	4,120,342	66,222,313	(63,574,936)	6,767,719

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$1,062,636	$841,521	$7,258,372	$113,081,149
MFS Institutional Money Market Portfolio	—	—	5,158	6,767,719

Total	$1,062,636	$841,521	$7,263,530	$119,848,868

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Fund (the Fund) (one of the series constituting MFS Series Trust VIII) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund (one of the series constituting MFS Series Trust VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams Ward Brown James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee

Board Review of Investment Advisory Agreement – continued

reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to the other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2014 and 2013, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Global Growth Fund	56,618	55,956

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Strategic Income Fund	52,614	51,999

For the fiscal years ended October 31, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013[5]
Fees billed by Deloitte:
To MFS Global Growth Fund	5,000	0	5,990	5,919	1,658	601

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013[5]	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Growth Fund*	1,671,337	1,597,472	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013[5]
Fees Billed by Deloitte:
To MFS Global Growth Fund, MFS and MFS Related Entities#	1,687,323	1,618,812

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Strategic Income Fund	3,750	0	9,821	9,702	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Strategic Income Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by E&Y:
To Strategic Income Fund, MFS and MFS Related Entities#	88,571	67,702

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2013 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2013.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Rent) MFS SERIES TRUST VIII

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 18, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 18, 2014

*	Print name and title of each signing officer under his or her signature.